NET INCOME PER SHARE (Tables)	6 Months Ended
Mar. 31, 2026
Net income per share-basic and diluted
SCHEDULE OF CALCULATING NET INCOME PER SHARE

For the purpose of calculating net income per share, the number of shares used in the calculation reflects the outstanding shares of the Company as if the Reorganization as described in Note 1 took place at the earliest period presented.

	Six Months Ended March 3l,
	2025	2026
	RMB	RMB	USD
Numerator:
Net income
Net income attributable to ordinary shareholders of Julong Holding Limited	11,566,664	11,659,229	1,690,233
Denominator:
Weighted average number of ordinary shares outstanding-basic and diluted	20,011,132	21,448,632	21,448,632
Basic and diluted net income per share	0.58	0.54	0.08